SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 29, 2008

PIONEER SOUTHWEST ENERGY PARTNERS L.P.

(Exact name of registrant as specified in its charter)

Delaware	001-34032	26-0388421
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5205 N. O'Connor Blvd., Suite 200, Irving, Texas		75039
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (972) 444-9001

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 29, 2008, the Board of Directors of the general partner of Pioneer Southwest Energy Partners L.P. appointed Frank W. Hall as Vice President and Chief Accounting Officer of the general partner. Mr. Hall was appointed to the same positions at Pioneer Natural Resources Company (“Pioneer”), the parent company of the general partner, on May 16, 2008. Mr. Hall, 57, joined Pioneer in 1998 and had served as Pioneer’s Corporate Controller since March 2007. Mr. Hall also served as Pioneer’s Assistant Controller from January 2005 to March 2007 and as Pioneer’s Manager of Financial Reporting prior to 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PIONEER SOUTHWEST ENERGY PARTNERS L.P.
	By:	Pioneer Natural Resources GP LLC, its
general partner

	By:	/s/ Mark H. Kleinman
Mark H. Kleinman,
Vice President and Chief
Compliance Officer

Dated: June 2, 2008